Exhibit 99.1

Analyst Day Presentation January 14, 2020

Disclaimer

This investor presentation (this "presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt or other financial instruments of B. Riley Principal Merger Corp. ("BRPM"), Alta Equipment Company, Inc. ("Alta") or their respective affiliates. This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the "Transaction") between BRPM and Alta, and for no other purpose.

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. BRPM and Alta assume no obligation to update the information in this presentation, except as required by law. Furthermore, any and all trademarks and trade names referred to in this presentation are the property of their respective owners.

Forward-Looking Statements. This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1996. BRPM's and Alta's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, BRPM's and Alta's expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction, the level of redemptions by BRPM's public stockholders in connection with the Transaction, and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BRPM's and Alta's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of a definitive agreement for the proposed Transaction (the "Transaction Agreement") or could otherwise cause the Transaction to fail to close; the outcome of any legal proceedings that may be instituted against BRPM, Alta or any of their respective directors or officers, following the announcement of the Transaction Agreement and the transactions contemplated therein; the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of BRPM or other conditions to closing in the Transaction Agreement; delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regular reviews required to complete the transactions contemplated by the Transaction Agreement; the ability to obtain or maintain the listing of BRPM's shares of Class A common stock on the NYSE following the Transaction; the risk that the announcement and consummation of the Transaction disrupts current plans and operations; the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships and retain its key employees; costs related to the Transaction; changes in the applicable laws or regulations; the possibility that Alta or the combined company may be adversely affected by other economic, business, and/or competitive factors; demand for Alta products and services; Alta's business strategy; Alta's financial strategy, operating cash flows, liquidity and capital required for Alta's business; Alta's future revenue, income and operating performance; the termination of relationships with major customers; laws and regulations, including environmental regulations, that may increase Alta's costs, limit the demand for its products and services or restrict its operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; a failure of Alta's information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; Alta's dependence on the continuing services of certain of Alta's key managers and employees; plans, objectives, expectations and intentions that are not historical; and other risks and uncertainties identified in this presentation or indicated from time to time in the proxy statement to be filed relating to the Transaction, including those under the section entitled "Risk Factors" therein and in BRPM's other filings with the U.S. Securities and Exchange Commission (the "SEC"). BRPM cautions that the foregoing list of factors is not exclusive. BRPM cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither BRPM nor Alta undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

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Disclaimer (cont'd)

No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No Representation or Warranty. None of BRPM, Alta or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the Transaction and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. Nothing in this presentation shall be construed as tax, business or legal advice. All persons receiving this presentation should seek their own legal, business and tax advice.

Financial Information. The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of Alta for the periods presented. An audit of these financial statements is in process and will be incorporated in the proxy statement relating to the Transaction, however none of the historical financial information contained herein has been audited, reviewed, compiled or been subject to any procedures by any auditors and actual historical financial information could differ materially from the information contained herein.

Use of Projections. This presentation contains financial forecasts, including with respect to Alta's Adjusted EBITDA, revenue and free cash flow, among others. Neither BRPM's nor Alta's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Alta's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Alta or the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Alta competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Use of Non-GAAP Financial Matters. This presentation includes non-GAAP financial measures, including revenue inclusive of interdepartmental revenue, Adjusted EBITDA and free cash flow. BRPM and Alta believe that these non-GAAP measures are useful to investors for two principal reasons. First, the believe these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, these measures are used by Alta's management to assess its performance and may (subject to the limitations described below) enable investors to compare the performance of Alta and the combined company to its competition. BRPM and Alta believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA and free cash flow and other non-GAAP financial measures differently, and therefore Alta's non-GAAP financial measures may not be directly comparable to similarly titled measures of other companies.

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| 4 Disclaimer (cont’d) Additional Information About the Transaction and Where to Find It. In connection with the proposed Transaction, BRPM has filed a preliminary proxy statement and intends to file a definitive proxy statement with the SEC. The definitive proxy statement and other relevant do cum ents will be sent or given to the stockholders of BRPM as of the record date established for voting on the proposed transaction and will contain important info rma tion about the proposed transaction and related matters. BRPM stockholders and other interested persons are advised to read the preliminary proxy sta tem ent and any amendments thereto and, once available, the definitive proxy statement, in connection with BRPM’s solicitation of proxies for the meetin g o f stockholders to be held to approve, among other things, the proposed transaction, because the proxy statement will contain important information about BRPM, Alta an d the proposed transaction. When available, the definitive proxy statement will be mailed to BRPM stockholders as of a record date to be established for vot ing on the proposed transaction. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC’s website at www.sec.gov. Cop ies of the documents filed with the SEC by BRPM when and if available, can be obtained free of charge on BRPM’s website at www.brileyfin.com/principalmergerc orp or by directing a written request to B. Riley Principal Merger Corp., 299 Park Avenue, 21 st Floor, New York, NY 10171. Participants in the Solicitation. BRPM and Alta and their respective directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies of BRPM stockholders in connection with the proposed transaction. Information about such persons, inc lud ing their names and a description of their interests in BRPM, Alta and the proposed transaction, as applicable, will be set forth in the proxy statement for th e p roposed transaction, when it becomes available. The proxy statement will be available free of charge from the sources indicated above.

| 5 Senior Management Team • Re - joined Alta in December 2008 • Serves on Hyster - Yale Dealer Council, Volvo Construction Equipment’s Dealer Advisory Council • BA from the University of Michigan, Ann Arbor; MBA from the Eli Broad Graduate School of Management at Michigan State University Ryan Greenawalt President & Chief Executive Officer Rob Chiles President, Construction Group • Joined Alta in 2012 • Over 20 years of experience in the Heavy Equipment industry • Instrumental in growth of Alta Construction Group • BS from Eastern Michigan University Anthony Colucci Chief Financial Officer • Joined Alta in February of 2015; assumed position of Chief Financial Officer in 2017 • Registered CPA in the state of Michigan and was formerly accredited by the AICPA in Business Valuation (ABV) and Certified Financial Forensics (CFF) • BA from Alma College; MBA from Western Michigan University Bob Kohler President, Industrial Group • Joined Alta in 1993 • Over 30 years of materials handling experience. • Instrumental in achieving Industrial Group’s market share gains, customer diversification • BA from the University of Illinois Craig Brubaker Vice President, Operations • Joined Alta in 1995 • Held several operations positions before promotion to VP of Operations in January of 2006 • BS from University of Toledo Alan Hammersley President and CEO, NITCO • Joined NITCO in 1987; joined Alta through Alta’s acquisition of NITCO in May 2019 • President and CEO of Alta’s NITCO division in New England • Active in materials handling market since the early 80s, beginning career in operations management and eventually holding positions in sales and marketing

ALTA EQUIPMENT COMPANY
B. RILEY Principal Merger Corp.
a B. Riley Financial company

B. Riley Financial (Nasdaq:RILY) – Track Record of Value Creation

Overview

- B. Riley Financial, Inc. (Nasdaq: RILY) is a diversified holding company consisting of multiple operating subsidiaries in addition to on-balance sheet investments worth $900MM+ and focused on small cap companies
- RILY has a track record of creating shareholder value, including through a series of successful acquisitions
- B. Riley Principal Investments, a wholly-owned subsidiary of RILY that acquires, invests in, and operates businesses, sponsors B. Riley Principal Merger Corp. (NYSE: BRPM)
  - BRPM IPO completed in April 2019
- Bryant Riley, RILY's co-CEO and Chairman, along with a core group of business leaders, has been the driving force behind RILY's growth and value creation

B. Riley Financial Executive Profile



Bryant Riley, CEO B. Riley Financial

- Founded B. Riley & Co. in 1997
- Previously held board positions at Lightbridge Communications Corp, DDI Corp., Integrated Silicon Solution, Inc., Mossimo Inc., and Transmeta Corp.
- BS, Lehigh

RILY Indexed Stock Price Performance[1]


RILY
416%
S&P 500
168%
May-14
Jul-15
Aug-16
Oct-17
Nov-18
Jan-20

B. Riley Principal Merger Corp. Executive Profile



Dan Shribman, CIO B. Riley Financial

- Joined B. Riley in 2018, promoted to CIO in 2019
- CFO of B. Riley Principal Merger Corp.
- Will serve as a director of Alta Equipment Group
- Investment experience includes equity and debt across a variety of public and private companies. Has worked extensively with board rooms to help with optimal capital allocation.
- BA, Dartmouth

Source: Company filings and CapitalIQ as of 1/9/20
[1] Indexed since B. Riley merger with Great American Group 05/20/14

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Transaction Overview

ALTA EQUIPMENT COMPANY
B. RILEY Principal Merger Corp. a B. Riley Financial company

Transaction Overview

- B. Riley Principal Merger Corp. (NYSE:BRPM) to merge with Alta Equipment Holdings, Inc. ("Alta")
- The combined company will be capitalized with ~$310MM of debt and ~$305MM of equity, which represents 5.9x 2019E Adj. EBITDA[1] and 5.0x 2020E Adj. EBITDA[2]
  - Implies 7% 2019E LFCF yield[1] and 13% 2020E LFCF yield[2]
- BRPM raised a $35MM PIPE to facilitate the closing

Management and Board

- Current Alta management to continue to run the business
- Pro forma Alta will be owned ~25% by CEO Ryan Greenawalt, ~18% by B. Riley Financial, ~10% by the PIPE investors, and the remainder by the existing SPAC stockholders[3]
- Mr. Greenawalt is rolling approximately 85% of his equity in Alta into the combined company
- The Board will be comprised of CEO and Chairman Mr. Greenawalt, 2 Greenawalt appointees, Mr. Shribman, and 1 B. Riley Financial appointee

Sources	BRPM Cash Held in Trust	$145
	BRPI Forward Purchase Agreement	25
	Existing Alta Shareholders Roll	76
	PIPE	35
	New Term Loan	170
	Draw on New ABL	140
	Total Sources	**$591**
Uses	Paydown of Existing Debt	$325
	Cash to Existing Alta Shareholders	13
	Shares to Existing Alta Shareholders	76
	Alta Acquisitions Under LOI	95
	Estimated Fees and Expenses	20
	Excess Cash to Balance Sheet	63
	Total Uses	**$591**

Growth Profile

- Alta has used private capital to help facilitate growing the revenue[4] base by ~10x over the last decade
- A public currency will allow Mr. Greenawalt and his team to solidify a well-capitalized platform to continue on this growth trajectory
- Alta aims to grow Adj. EBITDA by 50%+ over 2 years through a combination of organic and inorganic expansion
  - Two LOIs have been signed with deals expected to close simultaneously with the de-SPAC

Approvals & Timing

- New $300MM ABL credit facility is being arranged by JPMorgan Chase Bank, N.A., of which ~$140MM will be drawn at closing
- New $170MM Term Loan facility is under documentation with a syndication of institutional investors
- Closing of financing and business combination would be sought in early February, subject to stockholder vote and satisfaction of other closing conditions

[1] 2019E assumes the consummation of two potential acquisitions currently under LOI
[2] 2020E assumes $75MM of EV acquired in 2020 at 4.5x EV/Adj. EBITDA multiple. Resulting EV assumed to include $50.4MM of incremental net debt to fund 2020 acquisitions less debt paydown
[3] Based on fully diluted shares outstanding at $10.00 share price. Excludes 8.67MM warrants, comprised of 7.42MM warrants outstanding and 1.25MM warrants to be issued in the BRPI Forward Purchase Agreement units, with a strike price of $11.50 per share. Assumes no redemption of BRPM public shares.
[4] Revenue throughout the presentation includes interdepartmental revenue, representing ~8% of revenue. It is eliminated for GAAP financials and has no impact to profit metrics.

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| 8 II. Company Overview III. Industry Dynamics IV. Financial Overview I. Investment Thesis V. Business Combination VI. Appendix

Investment Thesis

Investment Highlights

1

- High quality business
  - Dealership model highlighted by material barriers to entry and a stable, recurring cash flow stream through the Parts and Service operations
  - Skilled technicians represent a material intangible asset of the platform
  - One-stop-shop for highly diverse group of customers' needs has allowed Alta to profitably double its revenue over last 3 years

2

- Organic growth embedded in existing asset base
  - Alta has made significant investment in the field population in several of its markets, which should lead to predictable and growing cash flows from Parts and Service over the next several years

3

- Platform company poised to benefit from industry dynamics creating a large universe of acquisition targets without natural buyers
  - Alta currently plans to grow Adj. EBITDA by 20% per year through acquisitions that diversify the business from a geographic, end market, and original equipment manufacturer (OEM) perspective

4

- Track record of value creation
  - Ryan Greenawalt has successfully integrated 16 acquisitions since 2008, in addition to facilitating a management buyout in 2017. Mr. Greenawalt is rolling approximately 85% of his consideration into equity of the combined company.
  - B. Riley Financial has grown from a private broker-dealer in 2014 to a diversified holding company with $1.4B of assets and a ~$660MM market cap[1]

5

- Attractive valuation relative to broadly-defined comp universe despite greater organic and inorganic growth profile
- Alta is being priced cheap to heavy equipment rental companies despite the vastly superior quality of a dealership business

6

- Clear capital allocation policy with a mix of growth capex, M&A, and dividends to reward shareholders with both capital return and appreciation over time

[1] Company filings and CapitalIQ as of 1/9/20

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Investment Thesis

Track Record of Value Creation – Ryan Greenawalt

ALTA EQUIPMENT COMPANY
B. RILEY Principal Merger Corp.
a B. Riley Financial company

Arrival and Operational Improvements	▪ Ryan Greenawalt joined family-owned Alta Lift Truck Services Inc. in 2008, which had ~$60MM of revenue focused on industrial equipment (forklifts) in Michigan ▪ Mr. Greenawalt immediately focused on business operations and recruiting, making significant investment in infrastructure, inventory, and people ▪ New leadership emphasized a more entrepreneurial and empowered culture ▪ Over time, Mr. Greenawalt formalized his vision, mission, and guiding principles for Alta, and has been an energetic spokesperson for building a purpose-driven culture while immersing himself into the national OEM and dealership communities
Development and Execution of Growth Strategy	▪ Under Mr. Greenawalt's leadership, Alta has completed 16 acquisitions, expanded from one state to seven, and increased the branch network from 9 to 31 locations while growing the revenue base ~10X ▪ In 2009, Mr. Greenawalt pursued expansion into construction equipment and approached Volvo Construction Equipment after learning that the Michigan distributor was factory-owned ▪ Also in 2009, Alta capitalized on Hyster-Yale's strategy to have both brands distributed by a single dealer, acquiring two Hyster dealerships in the metro Chicago market – expanding into one of the nation's largest industrial truck markets ▪ Recently, Alta acquired Northland Industrial Truck Co., Inc. (NITCO), expanding into the New England lift truck and construction markets while further diversifying Alta's geographic, customer, and OEM bases ▪ Mr. Greenawalt has strong relationships with the major OEMs, and Alta's M&A track record makes it a preferred consolidator by both Volvo and Hyster-Yale ▪ Alta has two potential acquisitions currently under LOI which, if consummated, would represent $21MM of incremental Adj. EBITDA in new geographies and believes that it has a robust pipeline of accretive acquisitions over the next few years. The consummation of the two potential acquisitions under LOI are contingent upon the closing of the business combination with BRPM.
Buyout of Family Members and Other Shareholders	▪ In 2017, Mr. Greenawalt executed a succession plan, buying out founder/father Steven Greenawalt and limited partners and acquiring 100% of the equity ▪ Buyout financed with second-lien debt with penny warrants provided by Goldman Sachs ▪ Since the buyout, Adj. EBITDA has grown by 73%

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| 11 II. Company Overview III. Industry Dynamics IV. Financial Overview I. Investment Thesis V. Business Combination VI. Appendix

| 12 Leading Equipment Dealership Platform Broad End Market Coverage ▪ Residential Building Construction ▪ Specialty Trade Contractors ▪ Highway, Street, and Bridge Construction Construction ▪ Transportation and Warehousing ▪ Professional, Scientific, and Engineering Services ▪ Administration Support and Waste Management Services Services ▪ Automotive Repair and Maintenance ▪ Biotech / Pharma ▪ Government Support ▪ Food and Beverage ▪ Campus / Educational Other ▪ Motor Vehicle Manufacturing ▪ Plastics Product Manufacturing ▪ Forging and Stamping ▪ Iron and Steel Mills Manufacturing Manufacturing ▪ Machinery, Equipment, and Suppliers Merchant Wholesalers ▪ Durable Goods Merchant Wholesalers ▪ Building Material and Supplies Dealers Wholesale and Retail Trade Comprehensive Service Offering Across Heavy Equipment and Industrial Products New and Used Equipment Rentals Parts and Service Equipment Consulting Maintenance and Repair Select Equipment Offering: Industrial Select Equipment Offering: Construction Best - in - Class Brand Portfolio Creates Cross - Selling Opportunities  Company Overview

| 13 Dealership Network Provides Diversified Product and Service Offerings ▪ Alta’s business model consists of populating its geographies with new, used, and rental equipment and then harvesting the installed base to grow its parts and service revenue ▪ The Company has used its role as a one - stop - shop for its customers’ equipment needs to double revenue since 2016 ▪ Alta has established itself as the M&A partner of choice for equipment dealers while establishing a process for seamless business integration ▪ Due to commitment to both its OEM partners and customers, Alta has won numerous awards from the OEM community Product and Services Diversification  Company Overview 2019E Product and Services Diversification Pro Forma 2 Financial Performance Revenue 3 ($ MM ) 318.3 332.5 356.2 382.7 400.3 418.0 433.2 130.6 167.0 223.1 262.7 289.5 312.7 334.5 254.5 387.9 521.2 654.5 $448.9 $499.5 $579.3 $899.9 $1,077.6 $1,251.9 $1,422.2 $0 $40 $80 $120 $160 $200 $0 $300 $600 $900 $1,200 $1,500 2016PF 2017PF 2018PF 2019E 2020E 2021E 2022E Industrial Revenue Construction Revenue Acquisitions Revenue Adj. EBITDA Adj. EBITDA-Net Maint. CapEx Adj. EBITDA ($ MM ) Dealer of Distinction Dealer of Excellence Dealer of the Year #1 Ranked Dealer $ % of total New $245.6 ($2.1) ($2.2) (4.9%) Used 36.1 1.2 1.1 2.4% Parts 102.9 16.8 16.6 35.9% Service 127.4 22.2 21.3 46.2% Rental 133.3 51.3 18.7 40.4% Admin - (16.3) (18.2) (39.4%) Acquisitions 1 254.5 21.0 8.9 19.4% Total $899.9 $94.0 $46.2 100.0% Adj. EBITDARev. Adj. EBITDA- Net Maint. CapEx 1 Assumes the consummation of two potential acquisitions under LOI 2 Pro forma for full year financial contribution of acquired businesses in the acquisition year, including the two potential ac qu isitions currently under LOI 3 Revenue throughout the presentation includes interdepartmental revenue, representing ~8% of revenue. It is eliminated for GAA P financials and has no impact to profit metrics.

| 14 Financial Breakdown (Excluding Acquisitions Under LOI) Note: Breakdowns do not take into account the consummation of two potential acquisitions currently under LOI in Alta’s pipeli ne 1 End markets represented for all customers for FY2018 2 Includes New, Used, and Rental Disposal Sales for FY2018  Company Overview 38% Used equipment 5% Parts 16% Service 20% Rental 21% 2019E Gross Profit Breakdown 2019E Revenue Breakdown $645MM 2019E Adj. EBITDA - Net Maint. CapEx 15% Used equipment 3% Parts 20% Service 48% Rental 14% $171MM Parts and Service 66% New and Used 2% Rental 32% $40MM New Equipment New Equipment 2018 End Market Diversification 1 2018 Equipment Sales by Brand 2 $579MM Manufacturing 22% Wholesale / Retail 25% Services 14% Other 7% Motor Vehicles 10% Municipal 2% Medical 2% Construction 18% Volvo 28% Hyster/ Yale 34% JCB 7% Takeuchi 3% Enersys 2% Combilift 2% Sennebogen 1% Link Belt 1% Roadtec 1% Genie 1% Others 20% $288MM

Company Overview

Entry Valuation

ALTA EQUIPMENT COMPANY
B. RILEY Principal Merger Corp. a B. Riley Financial company

Capital Structure[1] ($MM, except per share)

($MM, Except Per Share)	
New Asset-Based Loan (ABL)	$140.0[3]
New Term Loan	170.0
Total Debt	$310.0
Excess Cash	(62.6)
Net Debt	$247.4
Shares Outstanding	30.6[5]
Price Per Share	$10.00
Market Cap	$305.6
Enterprise Value	$553.0

Valuation

2019E[2] - Illustrative	Metric ($MM)	Valuation
Adj. EBITDA	$94.0	5.9x
Adj. EBITDA-Net Maint. CapEx	46.2	12.0x
Levered FCF (% Yield)	22.5	7%

2020E[4] - Year 1 (Deal Closes Feb.)	Metric ($MM)	Valuation
Adj. EBITDA	$120.8	5.0x
Adj. EBITDA-Net Maint. CapEx	65.1	9.3x
Levered FCF (% Yield)	39.9	13%

1 Excludes floorplan debt. Cost of floorplan is deducted from EBITDA.
2 Assumes the consummation of two potential acquisitions currently under LOI
3 ABL facility size of $300MM. Borrowing base of $245MM and NBV of $407MM excluding floorplan assets.
4 Assumes $75MM of EV acquired in 2020 at 4.5x EV/Adj. EBITDA multiple; Resulting EV assumed to include $50.4MM of incremental net debt to fund 2020 acquisitions less debt paydown
5 Based on fully diluted shares outstanding at $10.00 share price. Excludes 8.67MM warrants, comprised of 7.42MM warrants outstanding and 1.25MM warrants to be issued in the BRPI Forward Purchase Agreement units, with a strike price of $11.50 per share. Assumes no redemption of BRPM public shares.

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Company Overview

Deep Relationships with Key Stakeholders

ALTA EQUIPMENT COMPANY
B. RILEY Principal Merger Corp.
a B. Riley Financial company

Customer Relationships

- Alta provides equipment solutions to the **leading industrial and construction businesses** in its territories
- Customers take **long-term view of dealer relationship** and seek "one-stop-shop"
- **Customer is optimized for equipment uptime;** ongoing service support via its network of technicians is critical to maintaining customer relationships
- Expanding product set and entry into related verticals – such as engineering services – **increases share of customer wallet**

faurecia
USS
Kellogg's
WHO BUT W.B.MASON

Collaborative OEM Relationships

- **Alta is consistently acknowledged by OEMs as a top dealership partner**
  - 2018 Volvo dealer of the year
  - Top 4 Hyster-Yale dealer nationally
  - #1 Ranked JCB Dealer in Network
- Regional market share by product ranges from 20-40% in Michigan, ~10% in metro Chicago, and 5-20% in New England[1]
- Alta is viewed as a **preferred consolidator** by both Volvo and Hyster-Yale

Yale People. Products. Productivity.
HYSTER
VOLVO
JCB

Skilled Work Force

- **Skilled technicians are essential** to providing aftermarket parts and service that customers require
- To ensure access to skilled technicians across its footprint, Alta has established the **Vocational School Initiative**
  - Each branch partners with a local technical school
- The Detroit Training Center shares space at Alta's Detroit branch, providing an **in-built supply of skilled labor**
- **Of 1,354 current Alta employees, 655 are skilled technicians**[2]

DETROIT TRAINING CENTER
KentCareer TechCenter REAL LIFE. REAL LEARNING.
HEARTLANDS INSTITUTE OF TECHNOLOGY
Schoolcraft College

[1] See Regional Market Share slide for further detail
[2] As of December 2019

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| 17 ▪ 2008 – Ryan Greenawalt joins Alta in chief decision - making capacity ▪ 2010 – Alta begins relationship with Volvo CE, entering the Michigan Construction Equipment market ▪ 2017 – Volvo CE appoints Alta as its authorized dealer in central and northern Illinois ▪ 2017 – Ryan Greenawalt completes shareholder buyout financed with Goldman Sachs second - lien debt ▪ 2019 – Alta expands into New England through NITCO acquisition and Florida, New York, and Vermont following the consummation of two potential acquisitions currently under LOI 2 ▪ Founded: 1984 ▪ Headquarters: Livonia, Michigan ▪ Locations: 31 ▪ Headcount: 1,354 1 ▪ 2019E PF Revenue: $899.9MM 2 ▪ 2019E PF Adj. EBITDA: $94.0MM 2 66 43 83 103 116 148 163 183 199 206 220 383 28 34 35 57 109 120 131 167 223 263 $66 $43 $111 $138 $151 $205 $272 $303 $330 $373 $443 $645 $0 $100 $200 $300 $400 $500 $600 $700 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Company History  Company Overview TEC Material Handling Corp Majority of United Lift Truck assets Vans Industrial Equipment Galaxy Lift Inc. Wolverine Tractor Midstate Industrial Services, Inc. Detroit Forklift Aurora Lift Truck Services Northern Michigan Equipment Company Great Lakes Forklift KMH Systems CLM Forklifts Evans Equipment YES Equipment and Services, LLC Elite Heavy Equipment Services NITCO Alta has grown revenue ~10x under Ryan Greenawalt’s tenure, including the integration of 16 acquisitions Industrial Revenue Key Events ($MM) Construction Revenue 1 As of December 2019 2 Includes the consummation of two potential acquisitions currently under LOI 3 Excludes the consummation of two potential acquisitions currently under LOI Key Company Facts 3

| 18 Construction Customers 2018 Revenue ($ in 000s) Revenue as a Percentage Customer 1 $4,385 2.0% Customer 2 3,070 1.4% Customer 3 3,065 1.4% Customer 4 2,989 1.3% Customer 5 2,873 1.3% Top 5 Construction Customers $16,381 7.3% Other 206,748 92.7% Total Construction $223,130 100.0% Highly Diversified Base of Long - Term Customers Customer Acquisition and Retention Strategy 2018 Top 5 Construction Customers 1 Industrial Customers 2018 Revenue ($ in 000s) Revenue as a Percentage Customer 1 $4,802 1.3% Customer 2 4,078 1.1% Customer 3 2,817 0.8% Customer 4 2,772 0.8% Customer 5 2,370 0.7% Top 5 Industrial Customers $16,839 4.7% Other 339,352 95.3% Total Industrial $356,191 100.0% 2018 Top 5 Industrial Customers 1  Company Overview ▪ One - stop - shop dealership model creates multiple customer acquisition points and supports long - term customer relationships ▪ End market expertise to provide the best new and used equipment purchase solutions ▪ Rent - to - sell solution allows customers to transition from equipment rental to ownership ‒ Increases the field population of equipment ‒ Maintains a relatively young rental fleet ‒ Solution often not provided by competitors ▪ Alta provides aftermarket parts and service ‒ Fleet management programs, standard warranty maintenance, and extended warranty sales and service ‒ Scale allows Alta to purchase parts and accessories in bulk to increase margins ▪ While extending customer equipment lifecycle, aftermarket parts and services offerings drive significant recurring revenue with the highest component margins 1 Does not take into account the consummation of two potential acquisitions currently under LOI

| 19 Expanding Footprint in Key Geographic Markets  Company Overview Geographic Footprint ▪ 31 locations throughout Michigan, Indiana, Illinois, Massachusetts, Maine, New Hampshire, and Connecticut with signed LOIs in New York, Vermont, and Florida ▪ Dealership platform with parts and service capabilities drives recurring revenue from field population within Alta’s territories ▪ Significant investment made in scalable infrastructure ▪ Proven acquisition and integration track record ▪ Alta believes that it has a robust pipeline of accretive acquisitions Strategic Expansion $0 $200 $400 $600 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Organic Revenue Previously Acquired Revenue Acquired Revenue Alta’s Organic vs. Inorganic Growth 1 ($MM ) Current Locations Other High Priority Potential Acquisition Territories 1 Revenue shown on an actual, not pro forma basis. Does not take into account the consummation of two potential acquisitions cu rr ently under LOI. Acquired revenue shown in acquisition year at fiscal year contribution, not run - rate. Acquisition Territories Under LOI

| 20 II. Company Overview III. Industry Dynamics IV. Financial Overview I. Investment Thesis V. Business Combination VI. Appendix

Industry Dynamics

Competitive Landscape (Pre NY and Florida Expansion)

Competitive Product	Region	Name	Competitive Brand	Number of Locations in the Region	Industrial Equipment Sales	Construction Equipment Sales	Rentals	Parts & Service
Lift Trucks	MI, IL, IN, MA, CT	Crown Lift Trucks	Crown	10	✓		✓	✓
	MI & IN	Morrison Industrial Equipment Co.	CAT	13	✓		✓	✓
	MI & IN	Hull Lift Truck, Inc.	Toyota	5	✓		✓	✓
	MI	Bell Fork Lift, Inc.	Toyota	3	✓		✓	✓
	MA,CT, ME, NH, VT, RI & NY	Abel Womack	Raymond	7	✓		✓	✓
Heavy Equipment	MI	Michigan CAT	CAT	9		✓	✓	✓
	MI	AIS	Deere & Komatsu	6		✓	✓	✓
	IL	Westside Tractor	Deere	10		✓	✓	✓
	IL	Altorfer	CAT	20		✓	✓	✓
	MA, NH, ME, RI, CT	Bobcat Multiple Companies	Bobcat	21		✓	✓	✓
Contractor Rentals	MI, MA, NH, ME, CT, RI	United Rentals	N/A	28			✓	
	MI, MA, NH, ME, CT, RI	Sunbelt	N/A	44			✓	
	MI	CAT Rental Store	N/A	11			✓	✓
	MI, IL, IN & New England	ALTA EQUIPMENT COMPANY	NITCO	31	✓	✓	✓	✓

Sources: Alta management estimates and publicly available information

| 21

| 22 Regional Market Share (Pre NY and Florida Expansion)  Industry Dynamics Industrial Market Share in Operating Geographies Alta 41%  15%  15%  17%  7% Others 5% East Michigan West Michigan Chicago Alta 23%  25%  12%  23%  7% Others 10% New England Alta 10%  35%  26%  17% Others 12% Alta 21%  22%  24%  23% Others 10% Sources: Alta management estimates and proprietary market share reporting 1 General Purpose Equipment, representing the large construction product types such as haulers, excavators, and wheel loaders Construction GPE 1 Market Share in Operating Geographies Alta 23%  38%  17%  15% Others 7% Michigan Alta 10%  38%  24%  21% Others 7% Illinois Alta 5%  40%  13%  20%  12%  6% Others 4% New England

| 23 II. Company Overview III. Industry Dynamics IV. Financial Overview I. Investment Thesis V. Business Combination VI. Appendix

Financial Overview

Historical and Projected Financial Summary

($MM)	2016PF	2017PF	2018PF	2019E	2020E	2021E
New	$177.9	$197.5	$222.5	$245.6	$259.7	$271.1
Used	31.5	34.4	36.8	36.1	38.4	40.4
Parts	73.1	77.4	92.1	102.9	111.8	120.4
Service	85.1	92.3	114.4	127.4	138.2	148.6
Rental	81.2	97.9	113.5	133.3	141.7	150.2
Alta Revenue	$448.9	$499.5	$579.3	$645.4	$689.8	$730.7
Acquisitions Revenue	-	-	-	254.5	387.9	521.2
Total Revenue	**$448.9**	**$499.5**	**$579.3**	**$899.9**	**$1,077.6**	**$1,251.9**
% Growth Excluding Acquisitions		*11%*	*16%*	*11%*	*7%*	*6%*
New	(3.0)	(2.5)	(1.9)	(2.1)	(2.2)	(1.9)
Used	2.1	2.2	2.7	1.2	2.3	2.8
Parts	10.8	11.5	15.1	16.8	18.2	20.0
Service	12.9	16.1	20.2	22.2	25.0	27.9
Rental	32.9	38.7	44.6	51.3	55.2	59.1
Admin	(13.5)	(13.4)	(13.4)	(16.3)	(17.2)	(18.1)
Alta Adjusted EBITDA	$42.1	$52.6	$67.2	$73.0	$81.3	$89.8
Acquisitions Adjusted EBITDA	-	-	-	21.0	37.7	54.3
Synergies and Operational Gains	-	-	-	-	1.9	2.9
Total Adjusted EBITDA	**$42.1**	**$52.6**	**$67.2**	**$94.0**	**$120.8**	**$147.0**
% Margin	*9%*	*11%*	*12%*	*10%*	*11%*	*12%*
Rental Net Maintenance CapEx				(32.5)	(34.4)	(36.4)
Non-Rental PP&E Maintenance CapEx				(3.3)	(3.0)	(3.1)
Acquisitions Rental Net Maintenance CapEx				(10.8)	(16.5)	(22.1)
Acquisitions Non-Rental PP&E Maintenance CapEx				(1.3)	(1.9)	(2.6)
Total Adjusted EBITDA-Net Maintance CapEx				**$46.2**	**$65.1**	**$82.9**
Cash Taxes[1]				-	-	-
Unlevered Free Cash Flow[2]				**$46.2**	**$65.1**	**$82.9**
Interest Expense[3]				(23.7)	(25.2)	(28.3)
Levered Free Cash Flow[2]				**$22.5**	**$39.9**	**$54.6**

Note: 2019E assumes the consummation of two potential acquisitions currently under LOI. 2020E and 2021E assume $75MM of EV acquired per year at 4.5x EV/Adj. EBITDA multiple

[1] Based on contemplated structure and initial due diligence, the new public company will benefit from an elevated tax basis in Alta's assets as well as bonus depreciation on the acquisition targets under LOI. Given these two benefits, cash taxes are projected to be de minimis in the short to medium term.

[2] See Capital Allocation Policy slide for uses of cash flow

[3] Assumes ABL and Term Loan debt with 4.75% and 10.00% interest, respectively

| 24

| 25 Capital Allocation Policy  Financial Overview Projected Capital Allocation 1 Assumes no dividends paid to stockholders during the periods presented ▪ Cash generative nature of the business allows the Board and Management to allocate capital between growth capex, deleveraging, returning capital to shareholders, and funding M&A ▪ The opportunity set will fluctuate over time, so ROIC will be reassessed continuously ▪ The Board is committed to a consistent dividend alongside growth ($MM) 2019E 2020E 2021E Levered Free Cash Flow $22.5 $39.9 $54.6 Rental Growth CapEx (10.8) (11.4) ABL Draw for Rental Growth CapEx 7.6 8.0 NWC Investment (4.4) (4.1) Mandatory Amortization (8.5) (8.5) Cash Available for Acquisitions $23.7 $38.6 Acquisitions (75.0) (75.0) ABL Draw for Acquisitions 75.0 75.0 Cash Available for Dividends/De-leveraging $23.7 $38.6 De-leveraging Profile 1 Closing 2020E 2021E Gross Debt $310.0 $384.1 $458.5 Net Debt 247.4 297.8 333.7 Gross Leverage 3.3x 3.2x 3.1x Net Leverage 2.6x 2.5x 2.3x

Financial Overview

Illustrative 2018-2021E Adjusted EBITDA Bridge

ALTA EQUIPMENT COMPANY
B RILEY Principal Merger Corp.
a B. Riley Financial company

Forecasted Financial Bridge

($MM)	Historical 2018	Pro forma Bridge	Pro forma 2021
New	$222.5	$48.6	$271.1
Used	36.8	3.6	40.4
Parts	92.1	28.3	120.4
Service	114.4	34.3	148.6
Rental	113.5	36.7	150.2
Acquisitions	-	521.2	521.2
Revenue	**$579.3**	**$672.7**	**$1,251.9**
New	$24.5	$4.1	$28.6
Used	6.5	0.4	6.9
Parts	31.7	8.6	40.3
Service	72.2	23.1	95.3
Rental	21.3	6.8	28.1
Acquisitions	0.0	132.5	132.5
Gross profit	**$156.2**	**$175.6**	**$331.8**
New	($1.9)	$0.0	($1.9)
Used	2.7	0.1	2.8
Parts	15.1	4.9	20.0
Service	20.2	7.7	27.9
Rental	44.6	14.5	59.1
Admin	(13.4)	(4.6)	(18.1)
Acquisitions	0.0	57.2	57.2
Adjusted EBITDA	**$67.2**	**$79.8**	**$147.0**

Illustrative Operating Model

- Execute on M&A pipeline, acquiring est. $521MM of revenue and $57MM of Adj. EBITDA over 3 years
- Grow Organic Revenue at approximately 8.0% CAGR, driving organic Adj. EBITDA growth of est. 10.1% CAGR
- Continue to prioritize Parts and Service penetration, generating predictable, recurring revenue at 50% gross margin
- **New and Used** – Forecast 4% revenue growth in mature Industrial markets and 8-11% growth in nascent Illinois business
- **Parts and Service** – Model estimated 9.3% Revenue and 10.7% Adj. EBITDA CAGR
  - NITCO projected to grow Parts and Service Adj. EBITDA at ~6.3% CAGR, led by continued focus on JCB Construction brand
  - Illinois Construction anticipated to grow Parts Adj. EBITDA at approximately 54.1% CAGR and reach positive Service Adj. EBITDA inflection point. Expect double-digit growth to continue over the medium term as field population grows and matures.
  - Michigan Construction should continue to benefit from prior period investment, growing Service Adj. EBITDA at forecasted 33.7% CAGR
- **Rental**
  - Strategic Growth CapEx investment in young Illinois Construction rental fleet

| 26

| 27 ▪ Since 2010, Alta has aggressively populated the field with serviceable construction equipment, and is now capitalizing on the aftermarket sales driven by their maintenance cycles - New and Used sales have ramped as Alta has taken market share, now selling an incremental $70MM+ of serviceable construction equipment into the region per year ▪ Alta was able to gain market share in MI because of its commitment to building a business around the Volvo product family . This commitment included investment in branch infrastructure, inventory and industry - leading talent. ▪ Alta’s Michigan Construction experience is highly replicable and will define the company’s strategy as it enters new regions  Financial Overview Aftermarket Growth through Field Population Parts and Service Revenue Follows Field Population: A Michigan Construction Case Study $14.7 $20.6 $19.5 $33.0 $53.3 $49.2 $55.0 $70.6 $69.8 $82.9 $85.4 $88.0 $11.7 $11.7 $12.3 $15.1 $21.8 $25.5 $29.1 $34.6 $43.0 $51.5 $56.1 $61.6 0% 20% 40% 60% 80% 100% $0 $20 $40 $60 $80 $100 2010PF 2011PF 2012PF 2013PF 2014PF 2015PF 2016PF 2017PF 2018PF 2019E 2020E 2021E New and Used Revenue Parts and Service Revenue Parts and Service (% of New and Used Revenue) ($ MM) ’10 - ’19 New and Used Revenue CAGR: 21.2% ’13 - ’19 Parts and Service R ev. CAGR: 22.6% (% of Revenue) 2014 – 2018 ▪ Alta begins to reap the rewards of the large installed base, with rapid growth in aftermarket sales 2010 – 2014 ▪ Alta aggressively expands installed base of construction equipment ▪ Establishes itself as a premier servicer for construction equipment 2018 – 2021 ▪ Mature field population yields steady, predictable, high - margin Parts and Service revenue

Financial Overview

Grow Illinois Construction Using Michigan "Playbook"

Illinois Construction Forecast

	Historical	Pro forma	
	2018	Bridge	2021E
New	$20.2	$5.6	$25.9
Used	0.6	2.0	2.6
Parts	6.0	10.1	16.1
Service	6.7	11.6	18.3
Rental	8.3	14.4	22.6
Revenue	**$41.8**	**$43.7**	**$85.5**
New	0.8	-	0.7
Used	0.0	-	0.0
Parts	0.7	1.8	2.5
Service	(1.3)	2.4	1.1
Rental	3.3	5.6	8.8
Admin	(0.2)	(0.6)	(0.8)
Adj. EBITDA	**$3.2**	**$9.2**	**$12.4**

Commentary

- Entered the Illinois Construction market in 2018 through acquisition of Elite Heavy Equipment
  - Executing a **service-first** strategy. Will be more **capital-efficient** than Michigan's rental-first approach, necessitated by lack of service expertise and field population.
- Deploying **skilled technician** base with average 15-20 years of technical expertise
- Estimate **Parts and Service revenue to grow at 39% CAGR** through 2021E. Should contribute increasingly significant Adj. EBITDA as field population matures over the next 5-7 years.
- Projections assume $19.4MM of Rental Growth Capex investment 2019E-2021E
- Base case implies **13.7% Illinois Construction market share by 2021**, consistent with the Michigan Construction experience and with ample room for continued penetration

Illinois Construction Market Share[1]

Year	GPE[2] Share	Industry Volume
2016	*3.6%*	*886*
2017	*2.7%*	*801*
2018	**9.4%**	**1,002**
2019E[3]	*9.6%*	*876*
2020E[3]	*12.5%*	*876*
2021E[3]	*13.7%*	*876*

Illinois Construction market represents ~30% greater opportunity than Michigan

Michigan Construction Market Share

Year	GPE Share	Industry Volume
2011	7.4%	407
2012	7.9%	416
2013	12.0%	607
2014	14.9%	825
2015	22.3%	820
2016	15.6%	674
2017	22.6%	711
2018	20.4%	741

Grew Michigan Construction market share by 2.8x over first 8 years in the territory

[1] Alta awarded Volvo Illinois Construction territory November 2017; Market Share in 2016 and 2017 reflect pre-Alta figures; 2018 represents first full year of Alta operations in territory
[2] Volvo General Purpose Equipment, representing Volvo's largest construction equipment classes
[3] Assumes base case and extrapolation of 2018 and 2019 YTD market information

| 28

| 29 M&A Objectives ▪ Alta platform has been created through 16 acquisitions in the last 10 years and expect acquisitions to accelerate based on public currency and expanding pipeline ▪ Alta is benefitting from multiple structural trends in the equipment marketplace ‒ OEMs consolidating their dealership networks into a smaller group of strong partners ‒ Dealerships struggling to develop succession plans ‒ Limited opportunity for private equity to enter the space given necessary approvals from OEMs ‒ Few publicly traded peers. Minimal competition for targets. ‒ Struggling local rental houses unable to compete due to lack of scale and limited access to skilled labor ▪ Alta has a multifaceted M&A strategy: ‒ Consolidate independent dealers to create an optimized dealer partner in a given territory ‒ Enhance service capabilities by targeting competitors with highly - skilled technicians ‒ “Acquiring” technicians immediately increases Parts & Services business ‒ Generate operating leverage by acquiring geographically contiguous businesses that can be improved by Alta’s systems and processes ‒ Expand opportunistically with nearby rental businesses at <4x Adj. EBITDA before synergies of ~4% of revenue ‒ Acquire new OEM relationships to offer additional brands and expand equipment product suite ‒ Expand selectively into complementary services to claim greater share of customer wallet ▪ Today, Alta has a total M&A opportunity pipeline of 15+ potential targets , representing over $700MM of revenue ▪ Base case assumes an incremental $75MM of TEV purchased annually at 4.5x  Financial Overview

Financial Overview

Capital Structure and De-Leveraging Over Time

Capital Structure[1] ($MM, except per share)

($MM, Except Per Share)	
New Asset-Based Loan (ABL)	$140.0[2]
New Term Loan	170.0
Total Debt	$310.0
Excess Cash	(62.6)
Net Debt	$247.4
Shares Outstanding	30.6[3]
Price Per Share	$10.00
Market Cap	$305.6
Enterprise Value	$553.0

ABL Provides Flexibility and Firepower

- Closing capital structure includes $105MM of undrawn ABL capacity
- Company will draw ABL to fund growth capex and M&A
  - ABL capacity will expand as acquired companies' assets are added to borrowing base
- Company will de-lever through Adj. EBITDA growth, including acquired Adj. EBITDA

Net Debt ($MM)[4]


$247.4
$297.8
$333.7
$353.4
12/31/19 PF
2020E
2021E
2022E

Net Leverage[4]


2.6x
2.5x
2.3x
2.1x
12/31/19 PF
2020E
2021E
2022E

[1] Excludes floorplan debt. Cost of floorplan is deducted from EBITDA.
[2] ABL facility size of $300MM. Borrowing base of $245MM and NBV of $407MM excluding floorplan assets..
[3] Based on fully diluted shares outstanding at $10.00 share price. Excludes 8.67MM warrants, comprised of 7.42MM warrants outstanding and 1.25MM warrants to be issued in the BRPI Forward Purchase Agreement units, with a strike price of $11.50 per share. Assumes no redemption of BRPM public shares.
[4] Assumes the consummation of two potential acquisition under LOI; $75MM of EV acquired per year 2020-2022 at 4.5x EV/Adj. EBITDA multiple. Assumes no dividends paid to public stockholders during the periods presented, cash build up, and acquisitions funded with debt but leverage staying below 3.3x.

| 30

| 31 Bridge for Stock Returns  Financial Overview ▪ Adj. EBITDA grows organically by $18.7MM (9.5% CAGR), inorganically by $34.3MM ▪ Valuation multiple closes the gap to peers at 6.5x Adj. EBITDA, implying Levered FCF Yield of 9% ▪ Company de - levers through FCF generation ▪ 8.67MM 2 In the Money warrants are exercised at $11.50 using treasury stock method ▪ Resulting price per share projected to increase $8.40 (84% return / 1.8x MoM) ▪ Regular quarterly dividends another source of shareholder return Model Commentary Illustrative Bridge 1 1 Assumes no dividend 2 Comprised of 7.42MM warrants currently outstanding and 1.25MM warrants to be issued in the BRPI Forward Purchase Agreement un it s Closing Pro forma 2019E Bridge 2021E EBITDA $94.0 $53.0 $147.0 Exit Multiple 5.9x 0.6x 6.5x Enterprise value $553.0 $402.6 $955.6 Net Debt (247.4) (86.3) (333.7) Equity Value $305.6 $316.3 $621.9 Fully Diluted Shares 30.6 3.2 33.8 Price Per Share $10.00 $8.40 $18.40 Share Price Appreciation 84% Implied Levered FCF Yield 9% Net leverage 2.6x (0.4x) 2.3x

| 32 II. Company Overview III. Industry Dynamics IV. Financial Overview I. Investment Thesis V. Business Combination VI. Appendix

Business Combination

Transaction Overview

Transaction Highlights

- $145MM BRPM cash held in trust, $35MM PIPE, and $25MM B. Riley Principal Investments Forward Purchase Agreement will be used to support the acquisition pipeline, provide liquidity to existing investors, pay transaction expenses, and provide excess cash to the balance sheet
- All outstanding debt will be refinanced as part of the transaction
- Existing Alta shareholders will roll ~85% of their existing equity into the combined company
- Transaction expected to in early February 2020

Post-Transaction Ownership[1]



Existing Alta Shareholders 25%
BRPM Shareholders 75%

Sources & Uses

Sources	BRPM Cash Held in Trust	$145
	BRPI Forward Purchase Agreement	25
	Existing Alta Shareholders Roll	76
	PIPE	35
	New Term Loan	170
	Draw on New ABL	140
	Total Sources	**$591**
Uses	Paydown of Existing Debt	$325
	Cash to Existing Alta Shareholders	13
	Shares to Existing Alta Shareholders	76
	Alta Acquisitions Under LOI	95
	Estimated Fees and Expenses	20
	Excess Cash to Balance Sheet	63
	Total Uses	**$591**

Valuation Analysis

Shares Outstanding	30.6
Share Price	$10.00
Market Cap	**$306**
Debt	310
Excess Cash	(63)
Enterprise Value	**$553**

Transaction Multiples	
EV/2019E Adj. EBITDA ($94mm)	5.9x
EV/2020E Adj. EBITDA ($121mm)[2]	5.0x
EV/2019E Adj. EBITDA-Net Maint. CapEx ($46mm)	12.0x
EV/2020E Adj. EBITDA-Net Maint. CapEx ($65mm)[2]	9.3x

[1] Based on fully diluted shares outstanding at $10.00 share price. Excludes 8.67MM warrants, comprised of 7.42MM warrants outstanding and 1.25MM warrants to be issued in the BRPI Forward Purchase Agreement units, with a strike price of $11.50 per share. Assumes no redemption of BRPM public shares.

[2] Base case assumes $75MM of EV acquired in 2020 at 4.5x EV/Adj. EBITDA multiple; Enterprise Value assumed to include $50.4MM of incremental net debt to fund acquisitions

| 33

Business Combination

Attractive Valuation

EV / 2019E Adj. EBITDA[1]


5.9x
9.2x
8.2x
5.5x
8.3x
Alta
Specialty Rental
Heavy Equipment Dealer
Heavy Equipment Rental
Auto Dealers

EV / 2020E Adj. EBITDA[1]


5.0x
8.1x
6.8x
5.3x
7.6x
Alta[2]
Specialty Rental
Heavy Equipment Dealer
Heavy Equipment Rental
Auto Dealers

Commentary

- Alta has no pure play comparables, as there are no US-based equipment dealers focused on both harvesting parts and services revenues, rental cash flows, and an M&A roll-up strategy
- Heavy equipment dealers consist predominantly of Canadian-listed companies with heavy industry-specific exposure, most notably to the challenging oil & gas sector
- Specialty rental businesses tend to own longer-lived assets, but have similar characteristics to Alta's parts and services businesses, which represent ~60% of Alta's earnings
- US heavy equipment rental companies lack a steady parts and services business, and are therefore viewed as heavily cyclical assets
- US auto dealers are high-quality assets, but face structural concerns of autonomous cars, ridesharing, and online-based competition
- None of the comparables included have a business plan which includes expanding the Adj. EBITDA base by 20% per year through acquisitions

Source: Company filings, Wall Street Research, and CapitalIQ as of 1/9/20
Note: Specialty Rental peers include WillScot, McGrath, Mobile Mini, Nesco, and Concrete Pumping Holdings; Heavy Equipment Dealer peers include Toromont, Finning, Titan Machinery, Wajax, Cervus, and Rocky Mountain Dealerships; Heavy Equipment Rental peers include Ashtead, United Rentals, Herc, and H&E; Auto Dealer peers include AutoNation, Penske Automotive, Lithia Motors, Asbury Automotive, Group 1 Automotive, and Sonic Automotive

[1] Peer Adj. EBITDA adjusted to show impact of floorplan financing expense; Floorplan debt is removed from EV. Adjustment made for the Auto Dealers, Titan Machinery, Cervus, Rocky Mountain Dealerships, and H&E

[2] Base case assumes $75MM of EV acquired in 2020 at 4.5x EV/Adj. EBITDA multiple; Enterprise Value assumed to include $50.4MM of incremental net debt to fund acquisitions

| 34

Business Combination

Attractive Valuation (cont'd)



EV / 2019E Adj. EBIT[1]
12.0x
20.3x
14.9x
12.2x
9.5x
Alta[2]
Specialty Rental
Heavy Equipment Dealer
Heavy Equipment Rental
Auto Dealers



EV / 2020E Adj. EBIT[1]
9.3x
14.6x
10.8x
11.5x
8.7x
Alta[2, 3]
Specialty Rental
Heavy Equipment Dealer
Heavy Equipment Rental
Auto Dealers

Source: Company filings, Wall Street Research, and CapitalIQ as of 1/9/20

Note: Specialty Rental peers include WillScot, McGrath, Mobile Mini, Nesco, and Concrete Pumping Holdings; Heavy Equipment Dealer peers include Toromont, Finning, Titan Machinery, Wajax, Cervus, and Rocky Mountain Dealerships; Heavy Equipment Rental peers include Ashtead, United Rentals, Herc, and H&E; Auto Dealer peers include AutoNation, Penske Automotive, Lithia Motors, Asbury Automotive, Group 1 Automotive, and Sonic Automotive

[1] Peer Adj. EBIT adjusted to show impact of floorplan financing expense; Floorplan debt is removed from EV. Adjustment made for the Auto Dealers, Titan Machinery, Cervus, Rocky Mountain Dealerships, and H&E

[2] Alta Adj. EBIT defined as Adj. EBITDA-Net Maintenance Capex

[3] Base case assumes $75MM of EV acquired in 2020 at 4.5x EV/Adj. EBITDA multiple; Enterprise Value assumed to include $50.4MM of incremental net debt to fund acquisitions

| 35

| 36 Dealerships are More Resilient than Pure Rental  Business Combination Rental Rates: North American Dealers vs. URI 1 1 Source: Evercore ISI Wall Street Research, October 7 th , 2019

| 37 II. Company Overview III. Industry Dynamics IV. Financial Overview I. Investment Thesis V. Business Combination VI. Appendix

| 38 Adjusted EBITDA Reconciliation  Appendix Note: Excludes the consummation of two potential acquisition under LOI 1 Per 2018 audit 2 Adjustment to recognize depreciation of new equipment rental not reflected as depreciation on the 2018 audit 3 Owner compensation and non - continuing personnel costs 4 To record vehicle lease as expense rather than depreciation via treatment as operating rather than capital lease 5 Miscellaneous adjustments including removal of real - estate subrental income 6 To reflect interest paid on new equipment floorplan financing as operating expense ($MM) 2016PF 2017PF 2018PF GAAP Net Income $6.8 $6.4 $4.6 Depreciation and Amortization 30.2 38.5 45.4 Interest Expense (Excluding Floor Plan Interest) 6.4 7.8 17.2 EBITDA $43.4 $52.6 $67.2 Adjustments: Change in Fair Value of Warrants 1 - - 0.4 Additional Depreciation of New Equipment Rental 2 - 1.8 2.1 Transaction Personnel Non-Recurring 3 - 1.2 0.9 Vehicle Lease Expense 4 - (1.0) (1.0) Other Non-Recurring Items 5 - (0.4) (0.4) New Floorplan Interest Expense 6 (1.3) (1.5) (1.9) Adjusted EBITDA $42.1 $52.6 $67.2

| 39 CapEx Reconciliation  Appendix Note: Excludes the consummation of two potential acquisition under LOI 1 Management estimate based upon average rental asset life of approximately 8.5 years. Includes Capitalized Repairs. ($MM) 2016PF 2017PF 2018PF Rental Gross Maintenance Capex 1 $43.6 $53.7 $62.9 Rental Fleet Disposal Proceeds (25.4) (33.3) (40.9) Gain on Sale of Rental Equipment 3.3 5.2 6.1 Rental Net Maintenance Capex $21.5 $25.6 $28.1 PP&E Capex 3.2 4.4 4.2 Total Net Maintenance Capex $24.8 $30.1 $32.3 Rental Discretionary Growth Capex 21.2 14.2 41.5 Total Net Capex $46.0 $44.3 $73.8

| 40 FCF Reconciliation  Appendix Note: Excludes the consummation of two potential acquisition under LOI ($MM) 2016PF 2017PF 2018PF Adjusted EBITDA $42.1 $52.6 $67.2 Rental Net Maintenance Capex (21.5) (25.6) (28.1) PP&E Capex (3.2) (4.4) (4.2) Adjusted EBITDA-Net Maintenance Capex $17.3 $22.6 $34.9 Tax Expense 0.0 0.0 0.0 Unlevered FCF $17.3 $22.6 $34.9 Working Capital Investment (0.3) (16.1) (20.8) Growth Capex (21.2) (14.2) (41.5) Unlevered FCF (Including Growth Spending) ($4.1) ($7.7) ($27.4)